                  MORGAN STANLEY MUNICIPAL PREMIUM INCOME TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         DECEMBER 1, 2008 - MAY 31, 2009

                                                                AMOUNT
                                                                  OF       % OF      % OF
                                      OFFERING      TOTAL       SHARES    OFFERING   FUNDS
   SECURITY      PURCHASE/   SIZE OF  PRICE OF    AMOUNT OF   PURCHASED  PURCHASED   TOTAL
   PURCHASED    TRADE DATE  OFFERING   SHARES     OFFERING     BY FUND    BY FUND   ASSETS      BROKERS     PURCHASED FROM
   ---------    ----------  --------  --------  ------------  ---------  ---------  ------  --------------  --------------
   District      03/12/09      --     $100.404  $801,333,000   540,000     0.07%     0.51%   Merrill Lynch   Merrill Lynch
   Columbia                                                                                  & Co., Morgan
  Income Tax                                                                                Stanley, Citi,
    Secured                                                                                   M.R. Beal &
 Revenue Bonds                                                                                 Company,
                                                                                            Goldman, Sachs
                                                                                            & Co., Raymond
                                                                                                James &
                                                                                              Associates,
                                                                                              Inc., J.P.
                                                                                              Morgan, RBC
                                                                                                Capital
                                                                                               Markets,
                                                                                            Wachovia Bank,
                                                                                               National
                                                                                             Association,
                                                                                             Loop Capital
                                                                                             Markets, LLC,
                                                                                                Siebert
                                                                                               Brandford
                                                                                             Shank & Co.,
                                                                                             LLC, Barclays
                                                                                                Capital

   State of      03/25/09      --     $103.539  $801,333,000   540,000     0.07%     0.51%  Citi, Fidelity     Citigroup
    Oregon                                                                                      Capital
 Department of                                                                                  Markets
Administrative                                                                                 Services,
   Services                                                                                     Morgan
                                                                                             Stanley, Banc
                                                                                              of America
                                                                                              Securities
                                                                                             LLC, Goldman,
                                                                                             Sachs & Co.,
                                                                                             Merrill Lynch
                                                                                            & Co., Ramirez
                                                                                              & Co., Inc.